UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21359

            Managed Duration Investment Grade Municipal Fund

(Exact name of registrant as specified in charter)

200 Park Avenue, 7th Floor

                         New York, NY 10166

(Address of principal executive offices) (Zip code)

Clifford D. Corso

200 Park Avenue, 7th Floor

                                     New York, NY 10166

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (212) 527-1800

Date of fiscal year end:  July 31

Date of reporting period:  August 1, 2016 through January 31, 2017

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Insight INVESTMENT

January 31, 2017 (UNAUDITED)

MZF | SEMIANNUAL REPORT

Managed Duration Investment Grade Municipal Fund

A BNY MELLON COMPANY[SM]

(Unaudited)	January 31, 2017

DEAR SHAREHOLDER

On November 8th, Donald Trump was elected as the next president, suggesting significant changes to global trade arrangements, tax policies and industrial policy over the next four years. Going into 2017, the timing and details of these policies and the response from important trading partners will be a determining factor for the global economic outlook. Many initial appointments to President-elect Trump’s cabinet have come from the business community and are likely to support tax cuts, which should boost investor confidence. With domestic economic data remaining robust, the market had fully priced in the rate hike of 25bp to the federal funds target rate, to a range of 0.50% to 0.75%, at the time of the Federal Open Market Committee (FOMC) on December 13-14. In Europe the focus is likely to be on upcoming elections in France, the Netherlands, and Germany as well as the Brexit negotiations. The outlook for emerging markets is likely to be heavily influenced by potential Trump policies as well as their implications for the US dollar. Fundamentally, we continue to see some further improvements in the Asian trade complex, but idiosyncratic issues including politics and the collateral damage from fiat money reform to encourage banking usage (India, Venezuela) has the potential to reduce their contribution to global growth.

From a domestic inflation perspective, oil prices and broader commodities have remained volatile, but are firmly in positive territory year-to-date. With West Texas crude prices above $50, year-over-year declines washed out at the beginning of December. Personal consumption expenditure releases are likely to move into focus next year, although the latest core consumption reading was weaker than expected at 1.6% for November. Similarly, core inflation in the US should continue to face upward pressure from the rental component next year after a fall from 2.3% to 2.1% since August. Producer price inflation has continued on its upward trajectory at 1.3% for November.

One result from this improving economic and inflation landscape was a significant rise in treasury yields. Yields on 10-year US treasuries steadily climbed from the 1.35% summer low to 1.80% partly in response to improving growth fundamentals, but also due to growing concern that extraordinarily accommodative global monetary policy may be nearing an end. Then abruptly, following the one-two punch of the election and the December Federal Reserve rate hike, 10-year notes finished the year at 2.45%.

The fourth quarter of 2016 brought bouts of volatility to the financial markets that were mostly correlated to developments and controversies surrounding the US presidential candidates. It was widely believed that if Donald Trump were to be elected as the 45th president that it would be perceived as a negative event for the financial markets with an expectation of plummeting equity prices, wider corporate credit spreads, and perhaps a flight to quality rally in US Treasury securities that would further depress already low yields. On election night, as it became evident that Donald Trump would emerge as the victor the financial markets reacted in the aforementioned manner. However, as the markets calmed the following day an abrupt reversal occurred. Equity values climbed, bond yields increased, and corporate credit spreads compressed significantly. There are many ways to interpret the market’s reaction, the most prevalent of which is that President-elect Trump’s proposed policies could strengthen the US economy and extend the current economic cycle. The repeal of the Affordable Care Act (ACA) may also have consequences for a large segment of the municipal market. The healthcare sector, a common source of yield for tax-exempt investors, could be negatively impacted by a repeal of the ACA. The situation warrants close monitoring while bearing in mind that swiftly removing healthcare benefits from 20 million people may be politically unpopular and could prove quite troublesome for both patients as well as healthcare providers. There is a strong element of uncertainty surrounding what will likely be a complicated process to repeal and replace the ACA. Credit spreads for healthcare and related issuers have generally widened since the election.

2 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

DEAR SHAREHOLDER (Unaudited) continued	January 31, 2017

Another proposal from President-elect Trump that may impact the financial markets is the infrastructure build which could be as costly as $1 trillion. The markets will likely scrutinize any such plans with a keen eye as to whether or not such a rebuild could be achieved while maintaining a balanced budget and whether or not the plan will have an impact on debt issuance and ultimately inflation.

The FOMC tightened monetary policy in mid-December which came as no surprise to the financial markets. However, FOMC members increased their expectations for future rate hikes evidenced by their “dot chart” indicating three additional tightenings during 2017. This sent short-term treasury rates higher while the election results led to higher long-term yields, a massive steepening of the yield curve, and a rise in market based inflation expectations.

The municipal bond market had a stark reaction to these events versus the more liquid US treasury market which led to historically cheap valuations for tax-exempt securities. Some of the “cheapening” of tax-exempt bonds may have been well warranted given certain policies that President-elect Trump campaigned on. A primary concern of the tax-exempt investor base likely centered on potential changes to the US tax code – specifically a lowering of personal and corporate income tax rates. An expectation of fiscal change or stimulus has increased concerns that an abrupt increase in inflation may be looming. Fiscal stimulus would likely be accompanied by increased federal debt issuance which could spur inflation and has contributed to the bear steepening of the US treasury yield curve. Retail interest in municipal bonds has reversed course post the November election. After having recorded over 50 consecutive weeks of cash inflows into tax-exempt bond funds investors began to withdraw nearly $1 to 2 billion per week from the tax-exempt market. Gross supply for 2016 amounted to nearly $450 billion but it is widely expected that supply will slow in 2017 as higher interest rates will discourage issuers from refinancing previously issued debt.

Rising interest rates and outflows from the municipal asset class significantly reduced the performance of tax-exempt securities for the year. The Barclays Municipal Bond Index returned -3.62% in the fourth quarter of 2016, bringing year-to-date returns down to a meager 0.25%. The slope of the 30-year municipal yield curve underwent a significant steepening from 153bp to 207bp during the fourth quarter of 2016. The yield on 30-year AAA municipal general obligations increased from 2.31% to 3.04% and 10-year yields increased by 80bp to 2.31%. The ratio of 30-year tax-exempt yields to like-maturity US treasury yields started and ended the quarter at 99.4% despite having spiked to nearly 109% at certain points during the quarter.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at Insightinvestment.com/Individual/MZF.

Sincerely,

Clifford D. Corso

Chief Executive Officer

Managed Duration Investment Grade Municipal Fund

February 28, 2017

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 3

FUND SUMMARY (Unaudited)	January 31, 2017

Fund Statistics
Symbol on New York Stock Exchange	MZF
Initial Offering Date	August 27, 2003
Share Price	$13.60
Net Asset Value	$14.24
Yield on Closing Market Price	4.72%
Taxable Equivalent Yield on Closing Market Price[1]	8.34%
Monthly Distribution Per Common Share[2]	$0.0535
Leverage[3]	42%
Percentage of total investments subject to alternative minimum tax	9.4%

1	Taxable equivalent yield is calculated assuming a 43.4% federal income tax bracket.
2	Monthly distribution is subject to change.
3	As a percentage of total investments.

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED January 31, 2017

	Six Month (non-annualized)	One Year	Three Year	Five Year	Ten Year	Since Inception
Managed Duration
Investment Grade
Municipal Fund
NAV	-6.37%	-1.60%	5.91%	4.43%	5.76%	5.65%
Market	-5.56%	1.88%	7.19%	3.22%	6.66%	5.20%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit Insightinvestment.com/Individual/MZF. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

4 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	January 31, 2017

*Ratings shown are assigned by one or more Nationally Recognized Statistical Credit Rating Organizations (“NRSRO”), such as S&P, Moody’s and Fitch. The ratings are an indication of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). When two or more ratings are available, the lower rating is used; and when only one is available, that rating is used. The Non-Rated category consists of securities that have not been rated by an NRSRO. US Treasury securities and US Government Agency securities are not rated but deemed to be equivalent to securities rated AA+/Aaa.

Distributions to Shareholder & Annualized Distribution Rate

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 5

PORTFOLIO OF INVESTMENTS (Unaudited)	January 31, 2017

	Face Amount	Value
MUNICIPAL BONDS† – 166.9%
California – 25.4%
Bay Area Toll Authority Revenue Bonds
1.90% due 04/01/36[1]	$2,000,000	$2,010,260
California Educational Facilities Authority Revenue Bonds
5.00% due 06/01/46	1,365,000	1,774,363
California Health Facilities Financing Authority Revenue Bonds
5.88% due 08/15/31	1,500,000	1,705,020
California Pollution Control Financing Authority Revenue Bonds, AMT
5.00% due 07/01/30[2]	1,000,000	1,039,800
California Statewide Communities Development Authority Revenue Bonds
1.45% due 04/01/36[1]	2,500,000	2,110,125
Desert Community College District General Obligation Unlimited, (AGM)
0.00% due 08/01/46[3]	3,750,000	769,875
Hartnell Community College District General Obligation Unlimited
0.00% due 08/01/42[3]	12,640,000	3,964,662
Los Angeles County Public Works Financing Authority
4.00% due 08/01/42	1,000,000	1,023,790
Northern California Gas Authority No 1 Revenue Bonds
1.39% due 07/01/27[1]	3,760,000	3,355,499
Sacramento County Sanitation Districts Financing Authority Revenue Bonds, (AGC-ICC FGIC)
1.15% due 12/01/35[1]	3,500,000	3,069,710
San Bernardino City Unified School District General Obligation Unlimited, (AGM)
5.00% due 08/01/28	1,000,000	1,137,440
San Diego Unified School District General Obligation Unlimited
0.00% due 07/01/38[3]	3,145,000	1,095,309
San Mateo County Community College District General Obligation Unlimited, (NATL)
0.00% due 09/01/29[3]	3,000,000	1,992,540
Total California		25,048,393
Massachusetts – 11.5%
Commonwealth of Massachusetts General Obligation Unlimited, (BHAC-CR FGIC)
1.26% due 05/01/37[1]	1,800,000	1,610,820
Massachusetts Bay Transportation Authority Revenue Bonds
0.00% due 07/01/32[3]	4,000,000	2,297,400
Massachusetts Development Finance Agency Revenue Bonds
5.00% due 07/15/40	2,145,000	2,713,875
5.00% due 07/01/37	1,000,000	1,042,660
Massachusetts Educational Financing Authority Revenue Bonds, AMT
5.38% due 07/01/25	665,000	718,639
Massachusetts Educational Financing Authority Revenue Bonds, AMT
4.70% due 07/01/26	905,000	942,241

See notes to Financial Statements.

6 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2017

	Face Amount	Value
MUNICIPAL BONDS† – 166.9% (continued)
Massachusetts – 11.5% (continued)
Massachusetts Health & Educational Facilities Authority Revenue Bonds
6.25% due 07/01/30	$1,000,000	$1,084,430
Massachusetts Housing Finance Agency Revenue Bonds, AMT
5.10% due 12/01/27	950,000	956,631
Total Massachusetts		11,366,696
Texas – 10.6%
Fort Bend County Industrial Development Corp. Revenue Bonds
4.75% due 11/01/42	1,000,000	999,930
Matagorda County Navigation District No 1 Revenue Bonds, AMT, (AMBAC)
5.13% due 11/01/28	2,515,000	2,950,724
North Texas Tollway Authority Revenue Bonds
5.00% due 01/01/45	2,500,000	2,735,425
5.00% due 01/01/24[4]	500,000	585,800
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
5.00% due 10/01/43	2,000,000	2,166,900
5.00% due 11/15/52	940,000	1,019,468
Total Texas		10,458,247
Louisiana – 10.3%
City of Shreveport LA Water & Sewer Revenue Bonds, (BAM)
5.00% due 12/01/41	1,000,000	1,093,310
Lafayette Consolidated Government Revenue Bonds, (AGM)
5.00% due 11/01/31	1,000,000	1,117,700
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds
6.75% due 11/01/32	3,000,000	3,095,790
Louisiana Public Facilities Authority Revenue Bonds
3.50% due 06/01/30	1,200,000	1,181,100
5.25% due 11/01/30	1,000,000	1,086,130
Louisiana Public Facilities Authority Revenue Bonds, (AGM)
5.00% due 06/01/42	800,000	865,568
State of Louisiana Gasoline & Fuels Tax Revenue Bonds
5.00% due 05/01/43	1,600,000	1,751,328
Total Louisiana		10,190,926
New York – 9.8%
Metropolitan Transportation Authority Revenue Bonds
5.00% due 11/15/43	2,000,000	2,217,860
New York State Dormitory Authority Revenue Bonds
5.00% due 07/01/32	1,000,000	1,096,040
Triborough Bridge & Tunnel Authority Revenue Bonds
0.00% due 11/15/31[3]	2,750,000	1,618,072
Troy Industrial Development Authority Revenue Bonds
5.00% due 09/01/31	1,000,000	1,110,230

See notes to Financial Statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 7

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2017

	Face Amount	Value
MUNICIPAL BONDS† – 166.9% (continued)
New York – 9.8% (continued)
TSASC Inc. Revenue Bonds
5.00% due 06/01/35	$1,430,000	$1,551,193
Westchester Tobacco Asset Securitization Revenue Bonds
5.00% due 06/01/41	2,000,000	2,103,700
Total New York		9,697,095
Pennsylvania – 9.8%
City of Philadelphia General Obligation Unlimited, (AGC)
5.38% due 08/01/30	1,110,000	1,205,804
County of Allegheny General Obligation Unlimited, (AGM)
1.24% due 11/01/26[1]	1,750,000	1,693,773
County of Lehigh Revenue Bonds
4.00% due 07/01/43	1,000,000	933,420
Delaware River Port Authority Revenue Bonds
5.00% due 01/01/27	1,500,000	1,641,780
Pennsylvania Higher Educational Facilities Authority Revenue Bonds
5.00% due 05/01/37	1,000,000	1,015,160
Pennsylvania Turnpike Commission Revenue Bonds
5.00% due 12/01/46	2,390,000	2,617,289
State Public School Building Authority Revenue Bonds
5.00% due 04/01/32	500,000	523,555
Total Pennsylvania		9,630,781
Florida – 8.8%
County of Broward Revenue Bonds, AMT, (AGM)
5.00% due 04/01/38	1,000,000	1,077,270
JEA Water & Sewer System Revenue Bonds
4.00% due 10/01/41	1,500,000	1,502,070
Miami-Dade County Educational Facilities Authority Revenue Bonds
5.00% due 04/01/42	2,000,000	2,179,920
Mid-Bay Bridge Authority Revenue Bonds
5.00% due 10/01/40	625,000	670,812
Seminole Tribe of Florida Inc. Revenue Bonds
5.25% due 10/01/27[2]	1,000,000	1,016,290
Tampa-Hillsborough County Expressway Authority Revenue Bonds
5.00% due 07/01/42	1,000,000	1,096,570
Town of Davie Revenue Bonds
6.00% due 04/01/42	1,000,000	1,151,770
Total Florida		8,694,702
Illinois – 8.0%
Chicago O’Hare International Airport Revenue Bonds
5.50% due 01/01/31	1,750,000	1,964,550
Chicago O’Hare International Airport Revenue Bonds, AMT
5.00% due 01/01/35[4]	750,000	799,883

See notes to Financial Statements.

8 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2017

	Face Amount	Value
MUNICIPAL BONDS† – 166.9% (continued)
Illinois – 8.0% (continued)
Illinois Finance Authority Revenue Bonds
5.50% due 04/01/37	$2,000,000	$1,938,280
Metropolitan Pier & Exposition Authority Revenue Bonds
5.00% due 06/15/42	2,000,000	2,026,160
Railsplitter Tobacco Settlement Authority Revenue Bonds
6.00% due 06/01/28	1,000,000	1,137,400
Total Illinois		7,866,273
Michigan – 7.8%
Detroit Wayne County Stadium Authority Revenue Bonds, (AGM)
5.00% due 10/01/26	500,000	540,060
Michigan Finance Authority Revenue Bonds
5.00% due 12/01/31	1,000,000	1,104,850
5.00% due 07/01/44	1,030,000	1,092,748
5.00% due 11/01/44	1,000,000	1,080,780
5.00% due 11/15/41	1,000,000	1,075,210
Michigan State Building Authority Revenue Bonds
5.00% due 04/15/36	2,500,000	2,792,975
Total Michigan		7,686,623
Arizona – 7.6%
Arizona Health Facilities Authority Revenue Bonds
1.48% due 01/01/37[1]	3,500,000	2,988,545
2.50% due 02/01/48[1]	2,000,000	2,036,040
Glendale Municipal Property Corp. Revenue Bonds
5.00% due 07/01/33	1,250,000	1,395,938
Industrial Development Authority of the City of Phoenix Revenue Bonds
5.25% due 06/01/34	1,000,000	1,125,710
Total Arizona		7,546,233
New Jersey – 6.2%
New Jersey Economic Development Authority Revenue Bonds
2.26% due 03/01/28[1]	3,000,000	2,762,850
5.00% due 07/01/32	500,000	479,235
New Jersey Health Care Facilities Financing Authority Revenue Bonds
5.00% due 07/01/43	1,070,000	1,157,558
New Jersey Transportation Trust Fund Authority Revenue Bonds
5.00% due 06/15/42	1,750,000	1,732,517
Total New Jersey		6,132,160
Alabama – 5.3%
Alabama Economic Settlement Authority Revenue Bonds
4.00% due 09/15/33	3,000,000	2,985,480
Alabama Special Care Facilities Financing Authority Revenue Bonds
5.00% due 06/01/32	2,000,000	2,239,540
Total Alabama		5,225,020

See notes to Financial Statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 9

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2017

	Face Amount	Value
MUNICIPAL BONDS† – 166.9% (continued)
Tennessee – 4.6%
Knox County Health Educational & Housing Facility Board Revenue Bonds
5.25% due 04/01/27	$1,745,000	$1,757,337
5.25% due 04/01/17[4]	755,000	760,338
Metropolitan Nashville Airport Authority Revenue Bonds
5.20% due 07/01/26	560,000	581,571
Metropolitan Nashville Airport Authority Revenue Bonds, AMT
5.00% due 07/01/43	1,310,000	1,421,245
Total Tennessee		4,520,491
Connecticut – 4.3%
City of Bridgeport General Obligation Unlimited, (AGM)
5.00% due 10/01/25	2,535,000	2,917,050
Connecticut State Health & Educational Facility Authority Revenue Bonds
5.00% due 07/01/45	1,250,000	1,357,088
Total Connecticut		4,274,138
Washington – 3.4%
Spokane Public Facilities District Revenue Bonds
5.00% due 12/01/38	1,000,000	1,105,950
Tes Properties Revenue Bonds
5.63% due 06/01/19[4]	1,000,000	1,099,070
Washington Higher Education Facilities Authority Revenue Bonds
5.25% due 04/01/43	1,000,000	1,120,290
Total Washington		3,325,310
Iowa – 3.2%
Iowa Finance Authority Revenue Bonds
5.00% due 08/15/29	1,090,000	1,194,553
Iowa Tobacco Settlement Authority Revenue Bonds
5.60% due 06/01/34	2,000,000	2,000,100
Total Iowa		3,194,653
Vermont – 3.0%
Vermont Student Assistance Corp. Revenue Bonds, AMT
4.04% due 12/03/35[1]	2,800,000	2,988,636
District of Columbia – 2.8%
District of Columbia Revenue Bonds
5.00% due 04/01/42	715,000	799,520
District of Columbia Housing Finance Agency Revenue Bonds, AMT, (FHA 542(C))
5.10% due 06/01/37	1,945,000	1,991,583
Total District of Columbia		2,791,103
Mississippi – 2.8%
County of Warren Revenue Bonds
6.50% due 09/01/32	1,000,000	1,070,010

See notes to Financial Statements.

10 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2017

	Face Amount	Value
MUNICIPAL BONDS† – 166.9% (continued)
Mississippi – 2.8% (continued)
State of Mississippi Revenue Bonds
5.00% due 10/15/35	$1,500,000	$1,653,225
Total Mississippi		2,723,235
Colorado – 2.2%
City & County of Denver CO Airport System Revenue Bonds
5.00% due 11/15/43	1,000,000	1,103,800
Colorado Health Facilities Authority Revenue Bonds
5.25% due 01/01/45	1,000,000	1,071,170
Total Colorado		2,174,970
Ohio – 2.2%
American Municipal Power Inc. Revenue Bonds
5.00% due 02/15/42	2,000,000	2,156,460
Kentucky – 2.1%
County of Owen Revenue Bonds
5.63% due 09/01/39	1,000,000	1,068,470
Kentucky Economic Development Finance Authority Revenue Bonds
5.63% due 08/15/27	1,000,000	1,047,180
Total Kentucky		2,115,650
Delaware – 1.7%
Delaware State Economic Development Authority Revenue Bonds
5.40% due 02/01/31	1,500,000	1,635,765
Nevada – 1.6%
Las Vegas ValleyWater District General Obligations Limited
5.00% due 06/01/31	1,435,000	1,615,121
Arkansas – 1.4%
Arkansas Development Finance Authority Revenue Bonds
2.20% due 09/01/44[1]	1,400,000	1,414,462
Rhode Island – 1.4%
Rhode Island Convention Center Authority Revenue Bonds, (AGC)
5.50% due 05/15/27	1,300,000	1,413,503
Virginia – 1.4%
Washington County Industrial Development Authority Revenue Bonds
7.50% due 07/01/29	1,250,000	1,361,475
Alaska – 1.1%
City of Anchorage Electric Revenue Bonds
5.00% due 12/01/41	1,000,000	1,121,520
Wisconsin – 1.1%
WPPI Energy Revenue Bonds
5.00% due 07/01/37	1,000,000	1,118,310

See notes to Financial Statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2017

	Face Amount	Value
MUNICIPAL BONDS† – 166.9% (continued)
Hawaii – 1.1%
Hawaii Pacific Health Revenue Bonds
5.63% due 07/01/30	$1,000,000	$1,110,200
New Hampshire – 1.1%
New Hampshire Health and Education Facilities Authority Act Revenue Bonds
5.00% due 01/01/34	1,000,000	1,107,040
South Carolina – 1.1%
South Carolina State Public Service Authority Revenue Bonds
5.00% due 12/01/48	1,000,000	1,087,820
Oklahoma – 1.1%
Oklahoma Development Finance Authority Revenue Bonds
5.00% due 02/15/34	1,000,000	1,071,050
West Virginia – 0.6%
West Virginia Economic Development Authority Revenue Bonds, AMT
2.88% due 12/15/26	575,000	543,375
Maryland – 0.5%
Maryland Economic Development Corp. Revenue Bonds
5.75% due 09/01/25	500,000	496,155
Total Municipal Bonds
(Cost 160,102,270)		164,903,591
Total Investments - 166.9%
(Cost $160,102,270)		$164,903,591
Preferred Shares - (70.3)%		(69,450,000)
Other Assets & Liabilities, net - 3.4%		3,357,717
Total Net Assets -100.0%		$98,811,308

†	Value determined based on Level 2 inputs – See Note 2.

[1]	Variable rate security. Rate indicated is rate effective at January 31, 2017.

[2]	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $2,056,090 (cost $2,027,919), or 1.2% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[3]	Zero coupon rate security.

[4]	The bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

See notes to Financial Statements.

12 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2017

AGC	Insured by Assured Guaranty Corporation
AGM	Insured by Assured Guaranty Municipal Corporation
AMBAC	Insured by Ambac Assurance Corporation
AMT	Income from this security is a preference item under the Alternative Minimum Tax
BHAC	Insured by Berkshire Hathaway Assurance Corporation
FGIC	Insured by Financial Guaranty Insurance Company
FHA	Guaranteed by Federal Housing Administration
NATL	Insured by National Public Finance Guarantee Corporation

The following table summarizes the inputs used to value the Fund’s net assets as of January 31, 2017 (See Note 2 in the Notes to Financial Statements):

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Municipal Bonds	$—	$164,903,591	$—	$164,903,591

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuations levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended January 31, 2017, there were no transfers between levels.

See notes to Financial Statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2017

Sector Concentration*

*As a percentage of long-term investments.
State/Territory Allocations*

*As a percentage of long-term investments.

Portfolio composition and holdings are subject to change daily. For more information, please visit insightinvestment.com/individual/mzf. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Maturity Breakdown*

*As a percentage of long-term investments.

See notes to Financial Statements.

14 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	January 31, 2017

ASSETS:
Investments, at value	$164,903,591
Receivables:
Interest	1,405,660
Cash Equivalent	151,519
Other assets	40,049

Total assets	166,500,819

LIABILITIES:
Payable for:
Investment advisory fees	55,240
Administration fees	51,541
Listing fees	48,569
Distributions - preferred shareholders	29,028
Professional fees	20,061
Printing fees	9,653
Trustees’ fees and expenses*	9,550
Fund accounting fees	8,241
Custodian fees	4,327
MBSC fees	2,500
Other Liabilities	801

Total liabilities	239,511

PREFERRED SHARES, at redemption value:
$0.001 par value per share; 2,778 Auction Market Preferred Shares authorized, issued and outstanding at $25,000 per share liquidated preference	69,450,000

NET ASSETS	$96,811,308

NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited shares of shares authorized, 6,800,476 shares issued and outstanding	$6,800
Additional paid-in capital	95,057,477
Distributions in excess of net investment income	(311,367)
Accumulated net realized loss on investments	(2,742,923)
Net unrealized appreciation on investments	4,801,321

NET ASSETS	$96,811,308

Shares outstanding ($0.001 par value with unlimited amount authorized)	6,800,476

Net asset value, offering price and repurchase price per share	$14.24

Investments in securities, at cost	160,102,270
*	Relates to Trustees not deemed “interested persons” within the meaning of Section 23(a)(19) of the 1940 Act.

See notes to financial statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 15

STATEMENT OF OPERATIONS (Unaudited)	January 31, 2017

For the Six Months Ended January 31, 2017

INVESTMENT INCOME:
Interest	$3,422,404
EXPENSES:
Investment advisory fees	335,558
Servicing fees	114,100
Administration fees	63,997
Professional fees	60,385
Auction agent fees - preferred shares	60,105
Trustee fees and expenses*	26,128
Fund accounting fees	15,741
Printing fees	15,272
Listing fees	11,960
Transfer agent fees	10,304
Insurance	5,406
Custodian fees	5,279
Other expenses	3,312

Total expenses	727,547
Investment advisory fees waived	(39,496)
Servicing fees waived	(26,331)

Net expenses	661,720

Net investment income	2,760,684
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	2,273,352
Net change in unrealized appreciation (depreciation) from:
Investments	(10,938,759)
Net realized and unrealized loss	(8,665,407)
Distributions to Auction Market Preferred Shareholders from
Net Investment Income	(783,087)
Net decrease in net assets applicable to common shareholders resulting from operations	$(6,687,810)

*Relates to Trustees not deemed “interested persons” within the meaning of Section 23(a)(19) of the 1940 Act.

See notes to financial statements.

16 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	January 31, 2017

	Period Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,760,684	$5,709,552
Net realized gain (loss) on investments	2,273,352	(124,994)
Net change in unrealized appreciation (depreciation) from investments	(10,938,759)	5,062,442

Net increase (decrease) in net assets resulting from operations	(5,904,723)	10,647,000

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income	(783,087)	(1,097,271)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(6,687,810)	9,549,729
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,182,953)	(4,761,281)
Return of capital	—	(210,547)
Total distributions	(2,182,953)	(4,971,828)
Net increase (decrease) in net assets	(8,870,763)	4,577,901
NET ASSETS:
Beginning of period	105,682,071	101,104,170

End of period	$96,811,308	$105,682,071

Distributions in excess of net investment income	$(311,367)	$(106,011)

See notes to financial statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 17

FINANCIAL HIGHLIGHTS	January 31, 2017

	Period Ended January 31, 2017 (Unaudited)		Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Data:
Net asset value, beginning of period	$15.54		$14.87	$14.72
Income from investment operations:
Net investment income(a)	0.41		0.84	0.88
Net gain (loss) on investments (realized and unrealized)	(1.27)		0.72	0.17
Distributions to be preferred shareholders from net investment income (common share equivalent basis)	(0.12)		(0.16)	(0.14)
Total from investment operations	(0.98)		1.40	0.91
Less distributions from:
Net investment income	(0.32)		(0.70)	(0.76)
Return of Capital	—		(0.03)	—
Total Distributions	(0.32)		(0.73)	(0.76)
Net asset value, end of period	$14.24		$15.54	$14.87
Market Value, end of period	$13.60		$14.62	$13.66
Total Return(b)
Net asset value	-6.37%		9.68%	6.19%
Market value	-5.56%		12.79%	6.43%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$96,811		$105,682	$101,104
Preferred shares, at redemption value ($25,000 per share liquidation preference) (thousands)	$69,450		$69,450	$69,450
Preferred shares asset coverage per share	$59,849		$63,043	$61,395
Ratio to average net assets of:
Net investment income(c)	5.41	%(d)	5.57%	5.85%
Expenses (including interest expense and net of fee waivers)(c)(e)	1.30	%(d)	1.34%	1.35%
Expenses (including interest expense and excluding fee waivers)(c)(e)	1.43	%(d)	1.59%	1.60%
Portfolio turnover rate(f)	12%		14%	12%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Calculated on the basis of income and expense applicable to both common and preferred shares relative to average net assets of common shareholders.
(d)	Annualized.
(e)	The impact of interest expense is less than 0.01%.
(f)	Portfolio turnover is not annualized for periods less than one year.

See notes to financial statements.

18 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	January 31, 2017

Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

$13.61	$15.41	$14.02

0.95	1.02	1.09
1.13	(1.74)	1.43

(0.13)	(0.14)	(0.14)
1.95	(0.86)	2.38

(0.84)	(0.94)	(0.99)
—	—	—
(0.84)	(0.94)	(0.99)
$14.72	$13.61	$15.41
$13.57	$12.46	$16.21

14.87%	-6.01%	17.50%
16.29%	-18.13%	28.56%

$100,125	$92,573	$104,622

$69,450	$69,450	$69,450
$61,042	$58,324	$62,661

6.86%	6.70%	7.38%

1.40%	1.33%	1.36%

1.66%	1.58%	1.62%
15%	23%	15%

See notes to financial statements.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)	January 31, 2017

Note 1 – Organization:

The Managed Duration Investment Grade Municipal Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. (now known as Cutwater Investor Services Corp.).

Note 2 – Accounting Policies:

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to Cutwater Investor Services Corp.‘s valuation committee (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board.

Investments for which market quotations are not readily available are fair valued as determined in good faith by Cutwater Investor Services Corp. (the “Adviser”), pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and

20 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2017

extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs as described above. The Fund did not have any Level 3 securities during the six months ended January 31, 2017.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.

(c) Dividends and Distributions

The Fund declares and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 6.

(d) Inverse Floating Rate Investments and Floating Rate Note Obligations

Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retains all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2017

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis. The Fund did not invest in inverse floating rate securities during the six months ended January 31, 2017.

(e) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3 – Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Adviser and the Fund, the Adviser is responsible for the daily management of the Fund’s portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund’s Board. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund’s average daily managed assets. (“Managed Assets” represent the Fund’s total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund’s average daily Managed Assets. Effective November 1, 2016, the advisory fee waiver was terminated.

On January 2, 2015, The Bank of New York Mellon (“BNY Mellon”) acquired Cutwater Asset Management. As a result of this acquisition, the Adviser became an indirect wholly-owned subsidiary of BNY Mellon.

Effective November 1, 2016, pursuant to a Services Agreement between the Fund, the Adviser and MBSC Services Corporation (“MBSC”), an affiliate of the Adviser, provides a review of the content on the Fund’s website and assists with regulatory filings of this content, if necessary. MBSC receives an annual fee from the Fund of $10,000 each November for their services. As of January 31, 2017, MBSC fee accrued is $2,500, which is included on the Statement of Assets and liabilities.

Prior to November 1, 2016, pursuant to a Servicing Agreement, Guggenheim Funds Distributors, LLC (the “Prior Servicing Agent”) acted as servicing agent to the Fund. The Prior Servicing Agent received an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund’s Managed Assets. The Prior Servicing Agent contractually agreed to waive a portion of the servicing fee it was entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund’s Managed Assets. For these services, the Prior Servicing Agent received $114,100 and waived fees of $26,311, which are included in the Servicing fees and Servicing fees waived, respectively, on the Statement of Operations. Effective November 1, 2016, the Servicing Agreement was terminated.

22 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2017

Effective November 1, 2016, pursuant to a Fund Administration and Accounting Agreement, BNY Mellon, provides fund administration and accounting services to the Fund. As compensation for these services BNY Mellon receives a fund administration and accounting fee payable monthly at the annual rate of 0.06% as a percentage of the average daily managed assets of the Fund. BNY Mellon also receives a monthly fee of $3,333 for its services. As of January 31, 2017, received $51,929 for these services, which is included in the administration fees on the Statement of Operations. Prior to November 1, 2016, BNY Mellon acted as the accounting agent and was responsible for maintaining the books and records of the Fund. BNY Mellon also acts as the Fund’s custodian and auction agent. As custodian, BNY Mellon is responsible for the custody of the Fund’s assets. As auction agent, BNY Mellon is responsible for conducting the auction of the preferred shares.

For the period October 3, 2016 through October 31, 2016, Guggenheim Funds Investment Advisors, LLC (“Guggenheim”) provided fund administration services to the Fund.

Prior to October 3, 2016, Rydex Fund Services, LLC (“RFS”), an affiliate of the Prior Servicing Agent, provided fund administration services to the Fund. As compensation for these services RFS received a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate

First $ 200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For these services, RFS received $12,068, which is included in the administration fees on the Statement of Operations.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments as of January 31, 2017, is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$160,102,270	$6,941,593	$(2,140,272)	$4,801,321

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2017

As of July 31, 2016 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation	Other Temporary Differences	Total
$ —	$—	$(5,016,275)	$15,740,080	$(106,011)	$10,617,794

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of July 31, 2016 (the most recent fiscal year end for federal income tax purposes), the capital loss carryforward for the Fund was $4,458,745. This entire amount is due to expire on July 31, 2017 if unused. For the year ended July 31, 2016, $77,769 of capital loss carryforward was utilized against capital gains.

Pursuant to Federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and July 31 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and July 31 of each year as occurring on the first day of the following tax year. For the year ended July 31, 2016 (the most recent fiscal year end for federal income tax purposes), the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until August 1, 2016:

Ordinary	Capital
$ —	$(557,530)

Distributions paid to shareholders during the tax years ended July 31, 2016 (the most recent year end for federal income tax purposes) were characterized as follows:

	Tax-exempt income	Ordinary income	Return of capital	Total distributions
2016	$5,639,827	$218,725	$210,547	$6,069,099

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those years that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

24 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2017

Note 5 – Investment Transactions:

Purchases and sales of investment securities, excluding short-term investments, for the six months ended January 31, 2017, aggregated $21,191,031 and $25,444,959, respectively.

Note 6 – Capital:

There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 6,800,476 common shares outstanding at January 31, 2017.

In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the six months ended January 31, 2017, or the year ended July 31, 2016.

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares (“AMPS”), Series M7 and 1,389 shares of AMPS, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of January 31, 2017, the Fund had 1,389 shares each of AMPS, Series M7 and W28, outstanding. Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. Distributions of net realized capital gains, if any, are made annually.

The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.

The range of dividend rates on the Fund’s AMPS for the six months ended January 31, 2017, were as follows:

Series	Low	High	At 1/31/17	Next Auction Date
M7	1.965%	2.591%	2.278%	2/6/17
W28	1.965%	2.487%	2.278%	2/15/17

The Fund is subject to certain limitations and restrictions while the AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value plus any accrued dividends.

The Fund’s AMPS, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Fund’s AMPS.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2017

Note 7 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements, except with respect to the Fund’s change in it’s independent registered public accounting firm as described below.

Effective March 8, 2017, Managed Duration Investment Grade Municipal Fund (the “Fund’’), by action of its Audit Committee, which was confirmed and approved by its Board of Trustees, selected Tait Weller & Baker LLP (“Tait Weller”) to succeed Ernst & Young LLP (“EY’’) as the independent registered public accounting firm to the Fund and to audit the Fund’s financial statements for the fiscal year ending July 31, 2017.

EY resigned as the independent registered public accounting firm to the Fund on March 8, 2017. EY’s reports on the Fund’s financial statements for the two most recent fiscal years ended July 31, 2016 and July 31, 2015, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s two most recent fiscal years ended July 31, 2016 and July 31, 2015 and through March 8, 2017: (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such years; and (ii) there were no “reportable events’’ of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

EY’s resignation does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, EY. During the Fund’s two most recent fiscal years, neither the Fund, nor anyone on their behalf, consulted with Tait Weller on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The Fund has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether EY agrees with the above statements with respect to EY. A copy of the letter from EY to the SEC was filed as an Exhibit to the Fund’s Form 8-K, filed on March 16, 2017.

26 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	January 31, 2017

Results of Shareholder Votes

At the Fund’s Annual Meeting of Shareholders held on November 16, 2016, the common shareholders and the preferred shareholders of the Fund, voting together as a single class, elected: Ellen D. Harvey and Suzanne P. Welsh as Class I Trustees, W. Thacher Brown as a Class II Trustee, and Clifford D. Corso and Thomas E. Spock as Class III Trustees. The voting results were as follows:

	# of shares in Favor	# of shares Withheld
Ellen D. Harvey	4,625,106	1,679,652
Suzanne P. Welsh	4,625,106	1,679,652
W. Thacher Brown	4,541,674	1,763,084
Thomas E. Spock	4,543,784	1,760,974
Clifford D. Corso	4,543,784	1,760,974

In addition, following the Meeting, Ronald A. Nyberg (Class I Trustee) and Ronald E. Toupin, Jr. (Class II Trustee), each submitted a letter of resignation effective as of 12:01 a.m. on November 17, 2016. Prior to their resignations, the Board of Trustees of the Fund, including the newly elected trustees, designated Ms. Welsh and Mr. Spock to fill the vacancies resulting from their resignations and to be the two trustees elected by the holders of outstanding preferred shares of the Fund, to the exclusion of the holders of all other securities and classes of capital stock.

Trustees and Officers

The Trustees and Officers of the Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Name, Address and Age[1]	Position Held with Fund[2]	Principal Occupation during Past Five Years	Number of Funds Overseen by Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustees
W. Thacher Brown Born: December 1947	Trustee, Board Chairman	Retired: Former President of MBIA Asset Management LLC from July 1998 to September 2004; and Former President of 1838 Investment Advisors, LLC from July 1988 to May 2004.	2	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 2016.	None.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 27

SUPPLEMENTAL INFORMATION (Unaudited) continued	January 31, 2017

Name, Address and Age[1]	Position Held with Fund[2]	Principal Occupation during Past Five Years	Number of Funds Overseen by Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustees
Ellen D. Harvey Born: February 1954	Trustee	Principal, Lindsay Criswell LLC beginning July 2008; Managing Director, Miller Investment Management beginning September 2008; Principal with the Vanguard Group from January 2008 to June 2008; and Senior Vice President with Mercantile Safe- Deposit & Trust from February 2003 to October 2007.	2	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2016.	Director, Aetos Capital Funds (3 portfolios).
Thomas E. Spock Born: May 1956	Trustee	Partner at Scalar Media Partners, LLC since June 2008.	2	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 2016.	None.
Suzanne P. Welsh Born: March 1953	Trustee, Audit Committee Chairwoman	Retired; Former Vice President for Finance and Treasurer, Swarthmore College from August 2002 to June 2014.	2	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2016.	None.
Clifford D. Corso[3] Born: October 1961	Trustee, President	Chief Executive Officer and Chief Investment Officer, Cutwater Investor Services Corp.; Director and officer of other affiliated entities of Cutwater Investor Services Corp.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2003.	None.
James DiChiaro[3] Born: November 1976	Vice President	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2016.	N/A.
Thomas E. Stabile[3] Born: March 1974	Treasurer	Officer of Cutwater Investor Services Corp.	N/A.	Shall serve until death, resignation, or removal. Officer since 2016.	N/A.

28 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	January 31, 2017

Name, Address and Age[1]	Position Held with Fund[2]	Principal Occupation during Past Five Years	Number of Funds Overseen by Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustees
Robin J. Shulman[3] Born: November 1964	Chief Compliance Officer and Secretary	Officer of Cutwater Investor Services Corp. since April 2015; Chief Compliance Officer of Horizon Kinetics LLC (asset management firm) from October 2010 to April 2015; Chief Compliance Officer of Seix Investment Advisors LLC from March 2004 to October 2010.	N/A.	Shall serve until death, resignation, or removal. Officer since 2015.	N/A.

[1]	The business address of each Trustee and Officer is c/o Insight Investment, 200 Park Avenue, New York, NY 10166.

[2]	Each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he/she serves:

-Mses. Harvey and Welsh are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2017.

-Mr. Brown is a Class II Trustee. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2018.

-Messrs. Spock and Corso are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2019.

[3]

Denotes a Trustee or Officer who is an “interested person” of the Fund as defined under the provisions of the Investment Company Act of 1940. Messrs. Corso, DiChiaro, Stabile and Ms. Shulman are “interested persons” by virtue of being employees of the Fund’s Investment Adviser.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 29

DIVIDEND REINVESTMENT PLAN (Unaudited)	January 31, 2017

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Computershare Shareowner Services LLC (“the Plan Administrator”), as agent for shareholders in administering the Plan (the “Plan Agent”), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

30 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	January 31, 2017

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 31

FUND INFORMATION	January 31, 2017

Board of Trustees

W. Thacher Brown,

Chairperson

Clifford D. Corso*

Ellen D. Harvey

Thomas E. Spock

Suzanne P. Welsh

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his position as an officer of the Fund’s Investment Adviser.

Principal Executive Officers

Clifford D. Corso

President

James DiChiaro

Vice President

Thomas E. Stabile

Treasurer

Robin J. Shulman

Chief Compliance Officer and Secretary

Investment Adviser

Cutwater Investor Services Corp.

New York, NY

Administrator, Accounting Agent, Custodian and Auction Agent

The Bank of New York Mellon

New York, NY

Legal Counsel

Pepper Hamilton LLP

Philadelphia, PA

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Philadelphia, PA

32 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

FUND INFORMATION continued	January 31, 2017

PRIVACY POLICY

The Fund has adopted procedures designed to maintain and secure the non-public personal information of its clients from inappropriate disclosure to third parties. The Fund is committed to keeping personal information collected from potential, current, and former clients confidential and secure. The proper handling of personal information is one of our highest priorities. The Fund never sells information relating to its clients to any outside third parties.

Client Information

The Fund will only collect and keep information which is necessary for it to provide the services requested by its shareholders, and to administer a shareholder account.

The Fund may collect nonpublic personal information from clients or potential clients such as name, address, tax identification or social security number, assets, income, net worth, copies of financial documents and other information that we may receive on applications or other forms, correspondence or conversations, or via other methods in order to conduct business.

The Fund may also collect information about your transactions with the Fund, the Adviser, the Adviser’s affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

This information may be obtained as a result of transactions with the Fund, the Adviser, the Adviser’s affiliates, its clients, or others. This could include transactions completed with affiliates or information received from outside vendors to complete transactions or to effect financial goals.

Sharing Information

The Fund only shares the nonpublic personal information of its shareholders with non-affiliated companies or individuals (i) as permitted by law and as required to provide services to shareholders, such as with representatives within the Adviser, securities clearing firms, the Fund or insurance companies, and other financial services providers; or (ii) to comply with legal or regulatory requirements. The Fund may also disclose nonpublic personal information to another financial services provider in connection with the transfer of an account to such financial services provider. Further, in the normal course of business, the Fund may disclose information it collects about shareholders to companies or individuals that contract with the Fund or the Adviser to perform servicing functions including, but not limited to, recordkeeping, consulting, and/or technology services.

Companies hired to provide support services are not permitted to use personal information for their own purposes, and are contractually obligated to maintain strict confidentiality. The Fund limits the use of personal information to the performance of the specific service requested.

The Fund does not provide personally identifiable information to mailing list vendors or solicitors for any purpose. When the Fund provides personal information to service providers, it requires these providers to agree to safeguard such information, to use the information only for the intended purpose, and to abide by applicable law.

Employee Access to Information

Only employees with a valid business reason have the ability to access a clients’ personal information. These employees are educated on the importance of maintaining the confidentiality and security of this information. They are required to abide by our information handling practices.

Protection of Information

The Fund maintains security standards to protect shareholders’ information, whether written, spoken, physical, or electronic. The Fund updates and checks its physical mechanisms and electronic systems to ensure the protection and integrity of information.

MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT | 33

FUND INFORMATION continued	January 31, 2017

Maintaining Accurate Information

The Fund’s goal is to maintain accurate, up to date client records in accordance with industry standards. The Fund has procedures in place to keep information current and complete, including timely correction of inaccurate information.

Disclosure of our Privacy Policy

The Fund recognizes and respects the privacy concerns of its potential, current, and former shareholders. The Fund, the Adviser and the Adviser’s affiliates are committed to safeguarding this information and may provide this Privacy Policy for informational purposes to shareholders and employees, and will distribute and update it as required by law. It is also available upon request.

The Fund seeks to carefully safeguard shareholder information and, to that end, restricts access to non-public personal information about our shareholders to those employees and other persons who need to know the information to enable the Fund to provide services to its shareholders. The Fund, the Adviser and their service agents maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non- public personal information. In the event that you maintain an account through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

QUESTIONS CONCERNING YOUR SHARES OF MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND:

●	If your shares are held in a Brokerage Account, contact your Broker.

●	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 848-4140.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 848-4140 or by accessing the Fund’s Form N-PX on the US Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

NOTICE TO SHAREHOLDERS

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

34 | MZF | MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

This Page Intentionally Left Blank.

Cutwater Investor Services Corp. 200 Park Avenue New York, NY 10166 (03/17)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed registrants.

Not applicable for a semi-annual reporting period.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Duration Investment Grade Municipal Fund

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President and Chief Executive Officer
(principal executive officer)

Date	4/6/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President and Chief Executive Officer
(principal executive officer)

Date	4/6/2017

By (Signature and Title)*	/s/ Thomas E. Stabile
Thomas E. Stabile, Treasurer
(principal financial officer)

Date	4/6/2017

*	Print the name and title of each signing officer under his or her signature.